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                                                                   EXHIBIT 23(a)

                        CONSENT OF INDEPENDENT AUDITORS


        We consent to the incorporation by reference in this Registration Statement of The Davey Tree Expert Company on Form S-8 relating to The Davey Tree Expert Company 1994 Omnibus Stock Plan of our report dated February 17, 1995, appearing in the Annual Report on Form 10-K of The Davey Tree Expert Company for the year ended December 31, 1994.






                                        /s/  Deloitte & Touche
                                      --------------------------
                                      DELOITTE & TOUCHE


May 12, 1995